CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Stimcell Energetics Inc. (the “Company”) on Form 10-K for the period ending May 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Yanika Silina, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 31, 2026

/s/ Yanika Silina

Yanika Silina

Chief Financial Officer

(Principal Accounting Officer)